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                                                                    EXHIBIT 10.4



                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

         This Amendment No. 1 to Employment Agreement is made as of this 1st day of April, 2002, by and between Stewart Enterprises, Inc., a Louisiana corporation (the "Company"), and Lawrence B. Hawkins (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company has entered into an Employment Agreement with the Employee dated as of November 1, 2001 (the "Employment Agreement"); and

         WHEREAS, the Company and the Employee have agreed to eliminate certain benefits payable to Employee upon termination of employment in consideration of the inclusion of Employee as an initial participant in a Supplemental Executive Retirement Plan (the "SERP").

         NOW, THEREFORE, for and in consideration of the continued employment of Employee by the Company, the payment of wages, salary and other compensation to Employee by the Company and the benefits potentially payable to Employee under the SERP, the parties hereto agree as follows, effective as of April 1, 2002:

         SECTION 1. Except as expressly amended herein, all of the terms and provisions of the Employment Agreement shall remain in full force and effect.

         SECTION 2. Article IV, Section 5 of the Employment Agreement is hereby deleted in its entirety.

         SECTION 3. Article IV, Section 6 of the Employment Agreement is hereby renumbered as Article IV, Section 5.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and signed as of the date indicated above.

                               STEWART ENTERPRISES, INC.


                               By:
                                  ----------------------------------------
                                        James W. McFarland
                                        Compensation Committee Chairman

                               EMPLOYEE:


                               -------------------------------------------
                                          Lawrence B. Hawkins